                                                                   Exhibit 10.84

       RECORDING REQUESTED BY


     AND WHEN RECORDED MAIL TO:                               [RECORDER'S STAMP]

  TIME OUT, LLC.
  2339 N. Euclid Ave.
  Upland, CA 91784

Order No. 75898-02     Escrow No. 12243-MC

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A.P.N.  0216-411-32-0-000            SPACE ABOVE THIS LINE IS FOR RECORDER'S USE

               SHORT FORM DEED OF TRUST WITH ASSIGNMENT OF RENTS
             (This Deed of Trust contains an acceleration clause)


BY THIS DEED OF TRUST, made this      23/rd/     day of November      , 1999,
between                Llo-Gas, Inc. ,
                                     , herein called TRUSTOR, whose address is
23805 Stuart Rancho Road         Malibu         CA             90625
    (number and street)          (city)          (State       zip)
and SBS TRUST DEED NETWORK, a California corporation, herein called TRUSTEE, and

TIME OUT, LLC

                                                    , herein called BENEFICIARY,
Trustor grants, transfers, and assigns to trustee, in trust, with power of sale, that property in

                                               County, California, described as:
City of Fontana                        San Bernardino

SEE EXHIBIT "A" FOR LEGAL DESCRIPTION

THIS DEED OF TRUST IS SECOND AND SUBORDINATE TO A FIRST DEED OF TRUST NOW OF RECORD



If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, except as provided by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

Together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the Purpose of Securing:
Payment of the indebtedness evidenced by one promissory note in the principal sum of $ 200,000.00 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor incorporated by order of Beneficiary, and extensions or renewals thereof, (2) the performance of each agreement of Trustor incorporated by reference or contained herein, (3) Payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

                                                              Initials: /s/ JC
                                                                        -------

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms ands provisions set forth in subdivision B of the fictitious deed of trust recorded in Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely:


 COUNTY         REC       INSTR    COUNTY         REC       INSTR     COUNTY         REC       INSTR     COUNTY         REC
Alameda     6/27/91   91-156716   Kings       6/21/91     9108782   Placer       6/24/91    91036303    Sierra      6/24/91

Alpine      6/25/91         540   Lake        6/25/91     9102766   Plumas       6/21/91        4420    Siskiyou    6/21/91

Amador      6/21/91      005768   Lassen      6/24/91        3386   Riverside    7/19/91      245412    Solano      6/24/91

Butte       6/25/91   91-026840   Los         6/24/91   91-946254   Sacramento    7/3/91        0474    Sonoma      6/21/91
                                  Angeles

Calaveras   6/24/91      009420   Madora       7/2/91     9118500   San Benito   6/24/91     9105170    Stanislaus  6/21/91

Colusa      6/21/91        2607   Marin       6/26/91    91038937   San          7/10/91   91-259301    Sutter      6/26/91
                                                                    Bernardino

Contra      6/21/91   91-120190   Mariposa    6/28/91      913411   San Diego    6/28/91     0316280    Tohama      6/21/91
Costa

Del Norte   6/24/91      913259   Mendocino   7/15/91       12895   San          6/25/91     E928920    Trinity     6/25/91
                                                                    Francisco

El Dorado    7/3/91       36427   Merced      6/25/91       19271   San           8/1/91    91073579    Tulare      6/25/91
                                                                    Joaquin

Fresno      6/25/91    91075138   Modoc       6/25/91        2488   San Luis     6/21/91       35748    Tuolomne    6/24/91
                                                                    Obispo

Glenn        7/3/91     91-3218   Mono        6/24/91       03313   San Mateo     7/1/91   91-083116    Ventura     6/27/91

Humboldt    6/21/91   91-135742   Monterey    6/21/91       35849   Santa        6/21/91   91-039382    Yolo        6/21/91
                                                                    Barbara

Imperial    6/24/91    91011468   Napa        6/21/91       16535   Santa         7/3/91    10960045    Yuba        6/21/91
                                                                    Clara

Inyo        6/21/91     91-2937   Nevada      7/15/91    91-20768   Santa Cruz    7/5/91       41718

Kern        7/16/91      088220   Orange       7/3/91   91-346093   Shasta        7/5/91       27911


 COUNTY                         INSTR
Alameda                        107968

Alpine                      91-007362

Amador                     91-0043517

Butte                         0058832

Calaveras                      046838

Colusa                          12012

Contra                           7739
Costa

Del Norte                        2167

El Dorado                       39212

Fresno                          10016

Glenn                          090808

Humboldt                       125132

Imperial                      91-7046

Inyo

Kern

shall insure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivision A and B (identical in all counties, and printed on the reverse side of page one hereof) are by within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefore does not exceed the maximum allowed by law.
The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at this address hereinbefore set forth.

                                               Llo-Gas, Inc.
STATE OF CALIFORNIA
COUNTY OF   Orange                                  /s/ John Castellucci
         ---------------------                 ---------------------------------
                                               BY: John Castellucci CEO/Chairman


On   November 23, 1999            before me
   ---------------------------

      Mildred N. Cork    ,     a notary public         /s/ John Castellucci
------------------------                        --------------------------------
personally known to me (or proved to me on the  BY: John Castellucci, Personally
basis of satisfactory evidence) to be the           Llo-Gas, Inc.
person(s) whose name(s) is/are subscribed to
the within instrument and acknowledged to me
that he/she/they executed the same in
his/her/their authorized capacity(ies), and
that by his/her/their signature(s) on the
instrument the person(s), or the entity upon           [NOTARY SEAL]
behalf of which the person(s) acted, executed
the instrument.

WITNESS my hand and official seal.

Signature  /s/ Mildred N. Cork
         ------------------------------------

                                          (This area for official notarial seal)



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A.P.N. 0237-054-19-0-000  ORDER NO. 75898-02        ESCROW NO. 12243-MC

                                  Exhibit "A"

The land referred to in this report is situated in the County of SAN BERNARDINO, State of California and described as follows:

Legal Description:


THE SOUTH ONE-HALF OF THE EAST ONE-HALF OF THE EAST ONE-HALF OF FARM LOT 840, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO MAP SHOWING SUBDIVISION OF LANDS BELONG TO SEMI-TROPIC LAND AND WATER COMPANY, AS PER MAP RECORDED IN BOOK 11 OF MAPS, PAGE 12, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THE NORTH 75 FEET OF THE EAST 180 FEET THEREOF.

ALSO EXCEPTING THAT PORTION CONVEYED TO THE STATE OF CALIFORNIA BY DEED RECORDED FEBRUARY 6, 1958 IN BOOK 4430 OF OFFICIAL RECORDS, PAGE 391, RECORDS OF SAID COUNTY.

AREAS AND DISTANCES OF THE ABOVE DESCRIBED PROPERTY ARE COMPUTED TO THE CENTER LINE OF ALL ADJOINING STREETS AND ROADS.


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